EXHIBIT 10.10



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                  ENVIRONMENTAL SOLUTIONS WORLDWIDE INC. (ESW)
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DEAR SHANNON,

As per our conversation on July 18, 2002

It has been accepted and agreed upon by both parties that the signed contract between SQUYRES WORLDWIDE VENTURES INCORPORATED and ENVIRONMENTAL SOLUTIONS WORLDWIDE INC which commenced on May 01 2002 and held a termination date of August 01 2002 is to have the termination date extended until October 01 2002.

The extension of the termination date will have no adverse affect on the content of the contract, attached specific proposal schedule and all confirmed services to be rendered by SQUYRES WORLDWIDE VENTURES INCORPORATED on behalf of ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

There will be no further remuneration based on the extension of the termination date other than that agreed upon in the original contract.

Thank you for corporation.


DAVID JOHNSON

/s/ DAVID JOHNSON
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MANAGING DIRECTOR
ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
NASDAQ OTC:BB ESWW
HTTP://WWW.CLEANERFUTURE.COM



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